EXHIBIT 10.13

FINANCING TERMS AGREEMENT

A4S TECHNOLOGIES, INC.
489 N. Denver Avenue
Loveland, CO 80537
Tel: 888 825-0247
Fax: 888 837-7665

April 12, 2005
Offering to terminate on April 18, 2005

SALE OF SECURED PROMISSORY NOTES AND WARRANTS

Issuer:	A4S Technologies, Inc. (A4S or the Company).
Securities/Amount:	Up to $1,000,000.00 in forty (40) Units (Units) of $25,000 in exchange for bridge notes (Bridge Note(s)) and warrants to purchase the Company's Common Stock (Bridge Warrant(s)and Extension Warrant(s)).

Lender(s):	High Capital Funding, LLC (HCF) and other "accredited" investors as defined in Regulation D of the Securities Act of 1933. See signature pages hereto for names, addresses, and principal amounts of Bridge Note(s) and minimum number of Bridge Warrant(s) being purchased. The Lender(s) shall have the right, subject to applicable state and federal securities laws, to assign the Bridge Note(s) and/or the Bridge Warrant(s) and Extension Warrant(s). An initial Lender and/or an assignee of a Bridge Note(s) and/or a Bridge Warrant(s) and Extension Warrant(s) is herein referred to as a "Bridge Note Holder" or a "Bridge Warrant Holder" or an "Extension Warrant Holder" and collectively, as a "Holder(s)."

Selling Agent:	The Company has retained Newbridge Securities Corporation (Selling Agent) to assist it with the private placement of the Units. The Selling Agent has been retained on a best efforts basis, and will receive a fee of 10% of the amount of Bridge Note(s) sold, and shall receive Selling Agent Warrants equal to 10% of the number of Bridge Warrants issued to the Lender(s). The Company has also agreed to indemnify the Selling Agent, its directors, officers, agents, employees and controlling persons against certain liabilities and to pay certain expenses.

Use of Proceeds:	Working Capital
Term of Note:	Maturity Date: The Company plans to raise between $7,000,000 and $10,000,000 in an initial public offering to be co-managed by Bathgate Capital Partners and Newbridge Securities Corporation (Public Offering). The principal amount and accrued and unpaid interest on the Bridge Note(s) will be due and payable on October 17, 2005, unless extended as provided herein, except that in the event of the closing of the Public Offering (Public Offering Closing), the principal amount and accrued and unpaid interest will become immediately due and payable (Maturity Date). Upon the written request of the Selling Agent the Bridge Note(s) Holder(s) agree to automatically extend the payment of the Bridge Notes past the Maturity Date to the earlier of a Public Offering Closing or December 16, 2005. In addition, in the event there is no Public Offering Closing by the Maturity Date, upon the written request of the Company to the Bridge Note(s) Holder(s), the payment of the Bridge Note(s) will be extended to the earlier of a Public Offering Closing or January 16, 2006. Upon such Company request the Extension Warrants (as defined herein) will become exercisable.

Interest and Pre-Payment:	Interest will accrue on the principal amount of the Bridge Note(s) at the rate of eight (8%) percent per annum, based on a 360-day year until the Maturity Date (as defined below) and at eighteen (18%) percent per annum thereafter. The Company will have the right to prepay without penalty any amount owed under the Bridge Note(s) in whole or in part at any time.

First Closing Date:	The first Closing of the Unit offering (First Closing) will be held when the Company, through its counsel, has received offering proceeds of not less than $500,000. Additional Closings shall be scheduled at the mutual convenience of the Selling Agent and the Company, but in no event shall any Closings extend past April 18, 2005, unless mutually agreed between the Selling Agent and the Company.

Security:	Repayment of the Bridge Note(s) shall be secured by a lien on all assets of the Company which shall be subordinated to no more than $500,000 of secured debt from First Interstate Bank or any replacement institutional lender, and which shall be senior to all other indebtedness of the Company.

Warrants:	100 % warrant coverage: At Closing each Lender(s) will receive Bridge Warrant(s) to purchase a number of shares of the Company's Common Stock equal to the quotient of the principal amount of such Lender(s)' Bridge Note(s), divided by the lower of (a) $7.00; or (b) the Public Offering Price. The Bridge Warrant(s) will have an exercise price per share equal to the Public Offering Price. The Bridge Warrants will be exercisable for five years and three months from the final Closing of this Unit offering, provided that if the Company files a registration statement for a Public Offering, then the Bridge Warrant(s) will not be exercisable until the earlier of 90 days after the Public Offering closing and six months after the filing of the Public Offering registration statement. Subject to the exercisability limitations in the foregoing sentence, the Bridge Warrant(s) will provide for cashless exercise if, at any time after one (1) year from the First Closing, the Company does not have available both an effective registration statement and current prospectus covering the issuance or resale of the Company's Common Stock issued or issuable upon exercise of the Bridge Warrant(s). The Bridge Warrant(s) will be non-callable.

Extension Warrant Coverage:	At Closing, each Lender(s) will receive Extension Warrant(s) to purchase a number of shares of the Company's Common Stock equal to the quotient of 50% of the principal amount of such Lender(s') Bridge Note, divided by the lower of (a) $7.00; or (b) the Public Offering Price. The Extension Warrant(s) have an exercise price per share equal to the lower of (a) $7.00; or (b) the Public Offering Price (Regular Exercise). The shares underlying the Extension Warrants are referred to hereinafter as the "Extension Warrant Shares." Each Holder shall have a one-time option to exercise the Extension Warrants to purchase a number of shares of the Company's Common Stock at an exercise price per share of $.01 (Extension Option Shares) and receive a number of Extension Option Shares equal to 40% of the number of Extension Warrant Shares such Holder would have received pursuant to a Regular Exercise.. If a Holder elects the option of the reduced exercise price per share, then the Extension Warrants will be deemed exercised in full and thereafter void. The term, registration rights and other features of the Extension Warrants shall be otherwise identical to the Bridge Warrants.

Registration Rights:	The Company will include the resale of the shares underlying the Bridge Warrants and the Extension Warrants (collectively the Bridge Warrants Shares) in its Public Offering registration statement subject to a six-month lock-up from the IPO closing on the sale of such shares by the Holder(s). In the event that during the period starting on the six-month anniversary of the IPO closing and ending on the two-year anniversary of the Final Closing the Bridge Warrants Shares (including shares that could be received pursuant to a cashless exercise of the Bridge Warrants or Extension Warrants) may not be sold pursuant to: (a) an effective registration statement with a current prospectus available, or (b) Rule 144 under the Securities Act of 1933, the Bridge Warrant Holder(s) shall be paid a cash fee of 2% of the original principal amount of the Bridge Note(s) for each period of up to ten days that such sales may not be effected.

Default Provisions:	A majority-in-interest of the Lender(s), including HCF, shall be required to give written notice of any default under the Bridge Note(s) and/or to give a written waiver of any default under the Bridge Note(s).

Anti Dilution Provisions:	If at any time from the date of the First Closing until the conversion of the Bridge Note(s) or exercise of the Bridge Warrant(s) and the Extension Warrant(s) the Company issues a stock dividend, combines outstanding shares into a lesser number of shares (reverse split) or increases the number of outstanding shares without the receipt of new full consideration (forward split), then the number of shares into which the Bridge Note(s) may be converted or for which the Bridge Warrant(s) and the Extension Warrant(s) may be exercised , shall be adjusted to reflect such event so that the relative interests of the Holder(s) shall be fully protected from dilution resulting from such an event. Notice of the required adjustment including the number of shares and the new exercise/conversion price shall be promptly mailed to each Holder subsequent to each such adjustment event.

Jurisdiction/Choice of Law:	All transaction documents shall be governed by and construed under the laws of the state of Colorado as applied to agreements entered into and to be performed entirely within the state of Colorado without giving effect to principles of conflicts of law. The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in Denver, CO in connection with any action relating to this transaction. At or prior to any Closing, the Lender(s) shall receive a legal opinion from Company counsel in form and substance satisfactory to HCF as to the validity and enforceability of the Bridge Note(s), Bridge Warrants, Extension Warrants and Security Agreement.

Binding Agreement:	All parties executing this Financing Terms Agreement shall be legally bound by the above terms and shall execute such further documents (Further Documents), which may include without limitation subscription document(s), Bridge Note(s), Bridge Warrant(s), Extension Warrant(s) and a Security Agreement. If there are any inconsistencies between this Financing Terms Agreement and any such Further Documents executed in connection with this transaction, the terms of this Financing Terms Agreement shall govern. This Financing Terms Agreement may be signed in two or more counterparts, all of which taken together shall constitute an original. Facsimile signatures shall be deemed to be original signatures.

A4S Technologies, Inc. By: ________________________________ (signature) ________________________________ (name and title)	Date: ______________

SIGNATURE PAGE OF LENDER(S) TO A4S TECHNOLOGIES, INC.
FINANCING TERMS AGREEMENT

(Name of Entity) By: _______________________________ _______________________________ Name & Title Date: ___________________ Address: Telephone No.: Fax No.: Tax ID#/SS#: Email:	Bridge Note Amount $_______________________ Minimum Number of Bridge Warrants ________________________ Minimum Number of Extension Warrants _________________________

SIGNATURE PAGE OF LENDER(S) TO A4S TECHNOLOGIES, INC.
FINANCING TERMS AGREEMENT

Name: ______________________________

Sig: ______________________________

Joint Name: _________________________

Sig: ______________________________

Date: _______________________________

Address:

Telephone No.:
Fax No.:
Tax ID#/SS#:
Email:	Bridge Note Amount $_______________________ Minimum Number of Bridge Warrants _________________________ Minimum Number of Extension Warrants __________________________

ACCREDITED INVESTOR DECLARATION

        THE UNITS BEING OFFERED BY THE COMPANY ARE SECURITIES AS THAT TERM HAS BEEN DEFINED IN THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THAT ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTIONS 3(b) and 4(2) AND AS PROVIDED BY REGULATION D OF THE ACT, AND ARE SUBJECT TO RESTRICTIONS ON TRANSFER. FURTHER, THESE SECURITIES MAY BE SOLD PURSUANT TO EXEMPTIONS FROM REGISTRATION IN THE VARIOUS STATES, AND MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER IN SUCH JURISDICTIONS.

        The undersigned represents to the Company and the Selling Agent that the Securities are being acquired for investment for the undersigned’s own account, not as a nominee or agent, and without a view to distribution thereof. The undersigned is an experienced investor, can bear the economic risk of an investment in the Securities, and has such knowledge and experience in financial or business matters that the undersigned is capable of evaluating the merits and risks of the investment in the Securities. The undersigned has had the opportunity to ask questions and to receive answers from the Company regarding the terms and conditions of this offering and the business, prospects and financial condition of the Company. The undersigned is aware that an investment in the Company involves a high degree of risk.

        The undersigned qualifies as an “Accredited Investor,” as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Act, based on one or more of the following (check the appropriate numbered paragraphs):

______ (1)	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

______ (2)	An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, limited liability company, or partnership not formed for the purpose of investing in the Securities, with total assets in excess of $5,000,000;

______ (3)	A director, executive officer, member, or general partner of the issuer of the Securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

______ (4)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds $1,000,000;

______ (5)	A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse of $300,000 in each of those years and has a reasonable expectation of reaching those levels in the current year;

______ (6)	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii); or

______ (7)	Any entity in which all of the equity owners are accredited investors.

Date:    ______________________________

Signed:    ____________________________

Please print name:  _______________________________

Address:   ____________________________________________________________________________________

Tax I.D. No.:   _______________________________

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